U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported: January 22, 2004

                               AVENUE GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                       000-30543             333-3036498-020007
------------------------------   -----------------------      ------------------
  (State or jurisdiction of      Commission File Number)       (I.R.S. Employer
incorporation or organization)                                      I.D. No.)

                             15303 VENTURA BOULEVARD
                                    SUITE 900
                             SHERMAN OAKS, CA 91403
                    ----------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (818) 380-3020

                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND FD DISCLOSURE.

On February 2, 2004, the Registrant issued a press release relating to the execution by Avenue Energy, Inc. ("Avenue"), a wholly owned subsidiary of the Registrant of new joint operating and related agreements (the "Agreements") with Aladdin Middle East Ltd and its affiliates ("AME") covering drilling and production operations in the Karakilise license and 25 other exploration and production licenses and leases in Turkey (the "Additional Licenses"). Under the Agreements, Avenue currently holds a 50% participating interest in the Karakilise and Additional Licenses subject to a 7.5% overriding royalty interest (excluding governmental royalties) in favor of Ersan Petrol Sanayii A.S., an affiliate of the Sayer Group.

As previously reported by the Registrant, Avenue originally exercised the option over the Additional Licenses in November 2003 and has now completed this transaction with the payment of US$315,000 to AME. Under the Agreements, the parties have also agreed that Avenue, at its discretion may elect to change its interest in any future wells from 50% to no less than 25%; provided that, if Avenue chooses to reduce its participation in any well, its ongoing interest in the subsequent development at that particular license will also be reduced to the percentage previously selected by Avenue.

Thirteen of the 25 Additional Licenses are located in SE Turkey which forms part of the Arabian Basin. Three of the other licenses covered by this Agreement are located within in the southern half of the Tuz Golu/Salt Lake Basin, south of Ankara. Another 3 licenses are in the Antalya Basin in the eastern Mediterranean, close to the Bulgurdag Oil Field and 6 further licenses lie within the onshore extension of the Aegean Basin near Izmir in Western Turkey. The Aegean Basin contains the Prinos Field, the only producing oilfield in offshore Greece.

The press release and a form of the new Joint Operating Agreement and related agreements are attached hereto as Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference.

ITEM 7.(C) EXHIBITS.

     99.1 Form of Joint Operating Agreement between Aladdin Middle East Ltd.Ersan Petrol Sanayii A.S. and Avenue Energy, Inc.

     99.2 Participation Agreement between the Sayer Group Consortium and Avenue Energy, Inc. and Middle East Petroleum Services Limited dated
          January 22, 2004.

     99.3 Press Release of Avenue Group, Inc. dated February 2, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2004.                            Avenue Group, Inc.

                                                     /s/ Levi Mochkin
                                                     ---------------------------
                                                     By: Levi Mochkin
                                                     Chief Executive Officer
                                                     and President